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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K


                            ------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 15, 2001


                               LABRANCHE & CO INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                      001-15251                   13-4064735
------------------------------     ----------------         -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



ONE EXCHANGE PLAZA, NEW YORK, NEW YORK, 10006                       10006
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (212) 425-1144
                                                    --------------


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 15, 2001, pursuant to the terms of an Agreement and Plan of Merger, dated January 18, 2001 and amended as of February 15, 2001 (the "Merger Agreement"), by and between LaBranche & Co Inc. (the "Company") and ROBB PECK McCOOEY Financial Services, Inc. ("RPM"), the Company completed its acquisition of RPM. The consideration for the acquisition consisted of approximately 6.9 million shares of the Company's common stock and shares of the Company's non-convertible preferred stock having a value of approximately $100 million. In addition, outstanding RPM stock options were converted into options to acquire approximately 2.8 million shares of the Company's common stock.

         In connection with the completion of the foregoing acquisition, the Company issued the press release filed herewith as Exhibits 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Incorporated by reference to pages F-41 through F-64 of the Company's Registration Statement on Form S-4/A, File No. 333-55862, filed February 20, 2001, relating to the consolidated financial statements of RPM and subsidiaries as of April 28, 2000 and April 30, 1999 and for each of the three years in the period ended April 28, 2000.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Incorporated by reference to pages F-3 through F-11 of the Company's Registration Statement on Form S-4/A, File No. 333-55862, filed February 20, 2001, relating to the pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2000 and the year ended December 31, 1999.

         (c)      EXHIBITS

                  10.1 Agreement and Plan of Merger, dated as of January 18, 2001, by and between the Company and ROBB PECK McCOOEY Financial Services, Inc.

                  10.2 Amendment to Agreement and Plan of Merger, dated as of February 15, 2001, by and between the Company and ROBB PECK McCOOEY Financial Services, Inc.

                  23.1     Consent of PricewaterhouseCoopers LLP.

                  99.1     Press release, dated March 15, 2001.

                  99.2 Pages F-41 through F-64 of the Company's Registration Statement on Form S-4/A, File No. 333-55862, filed February 20, 2001, relating to the consolidated financial


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                           statements of RPM and subsidiaries as of April 28,
                           2000 and April 30, 1999 and for each of the three years in the period ended April 28, 2000.

                  99.3 Pages F-3 through F-11 of the Company's Registration Statement on Form S-4/A, File No. 333-55862, filed February 20, 2001, relating to the pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2000 and the year ended December 31, 1999.


                                All other Items of this report are inapplicable.


                                        SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LABRANCHE & CO INC.



Date: March 21, 2001                       By:  /s/ Harvey Traison
                                              ------------------
                                              Name:  Harvey Traison
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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

                                        EXHIBIT INDEX

                  10.1     Agreement and Plan of Merger, dated as of January 18,
                           2001, by and between the Company and ROBB PECK
                           McCOOEY Financial Services, Inc.

                  10.2 Amendment to Agreement and Plan of Merger, dated as of February 15, 2001, by and between the Company and ROBB PECK McCOOEY Financial Services, Inc.

                  23.1     Consent of PricewaterhouseCoopers LLP.

                  99.1     Press release, dated March 16, 2001.

                  99.2     Pages F-41 through F-64 of the Company's Registration
                           Statement on Form S-4/A, File No. 333-55862, filed
                           February 20, 2001, relating to the consolidated financial statements of RPM and subsidiaries as of April 28, 2000 and April 30, 1999 and for each of the three years in the period ended April 28, 2000.

                  99.3     Pages F-3 through F-11 of the Company's Registration
                           Statement on Form S-4/A, File No. 333-55862, filed
                           February 20, 2001, relating to the pro forma condensed consolidated financial information of the Company as of and for the nine months ended September
                           30, 2000 and the year ended December 31, 1999.

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